Exhibit 99.1
TTM Technologies, Inc. 2008 Analyst Day The Roosevelt Hotel Thursday, May 22, 2008

Kent Alder - Chief Executive Officer and President TTM and Industry Overview This presentation contains forward-looking statements that relate to future events or performance. These statements reflect the company's current expectations, and the company does not undertake to update or revise these forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other company statements will not be realized. Furthermore, readers are cautioned that these statements involve risks and uncertainties, many of which are beyond the company's control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, the company's dependence upon the electronics industry, the company's dependence upon a small number of customers, general economic conditions and specific conditions in the markets TTM addresses, the unpredictability of and potential fluctuation in future revenues and operating results, increased competition from low-cost foreign manufacturers, and other "Risk Factors" set forth in the company's most recent SEC filings.

July 1999 Acquired Power Circuits for $98 mm. Transaction financed with debt, resulting in pro forma leverage of $133 mm (4.7x LTM EBITDA) December 1999 Changed name to TTM Technologies February 2002 $53.6 mm secondary offering December 2002 Acquired Honeywell ACI for $1.00 September 2003 $151.8 mm secondary offering March 2005 47,000 SF expansion of Chippewa Falls facility October 2006 Acquired Tyco PCG for $226.8 mm. Transaction financed with $200 mm of debt Incorporated in 1998, TTM has a proven track record of executing successful transactions, including debt and equity capital raising and acquisitions 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 TTM has successfully operated as a leveraged entity September 2000 IPO on NASDAQ raising $120 mm Company Overview Company Overview Largest North American PCB Manufacturer Strategically focused Time - Technology - High Mix - Aerospace/Defense Diversified customer base

1 Stafford, CT 3 San Diego, CA Aerospace/Defense: Quick Turn: 5 Los Angeles, CA High Tech: 6 Chippewa Falls, WI High Mix: 2 Santa Clara, CA Santa Ana, CA 10 1 5 7 2 4 6 9 The facility footprint enables TTM to continue to execute its facility specialization strategy Facility Footprint Focused Assembly: 4 Redmond, WA 7 Logan, UT 9 Hayward, CA 11 Stafford Springs, CT 10 Shanghai, China 3 11 United States China 8 8

PCB Market Forecast The $47.9 billion global PCB market is projected to grow at 5.0% through 2012 The $4.7 billion Americas PCB segment represents approximately 10% of the global market Global PCB Market Forecast Americas PCB Market Forecast Global PCB End-Market Analysis End-Market Growth 2007-2012E CAGR Source: Prismark Partners 2008 Asia PCB Market Forecast

Low (< 100) Medium (100 < 1,000) High (> 1,000) Global PCB Competitive Landscape Technology Level Panel Volume (lots) 9-15 layers, standard materials 16+ layers, exotic materials Asian focus 0-8 layers, standard materials TTM competitive markets Specialized communications High-end aerospace / defense Semicap equipment Medical equipment Aerospace / defense Instrumentation Industrial equipment Misc. industrial equipment Low-end aerospace / defense High-end servers Telecom infrastructure High-end networking Low-end servers High-end computers PCs Computer peripherals Limited product application Cell phones Advanced PDAs Power supplies PCs Computer peripherals Automotive Consumer electronics Advanced technology, quick-turn and aerospace/defense segments are well-positioned in North America Quick-turn

Recent Trends - Industry Aerospace/Defense: Remains strong Quick Turn: Solid Networking/Communications: Solid High end computing: Steady High Mix: Steady Raw material pricing: Steady Technology: Continued growth in sequential lamination & HDI requirements Pricing: Steady

TTM's Strategy Financial Strength Focus on operational excellence Superior asset management and strong balance sheet Successful integration of opportunistic acquisitions Aerospace / Defense #1 North America Supplier Rigid Flex and speciality PCB products Backplane and Subassembly Time Dedicated ultra-short lead time capability (<24 hours available) Dedicated, highly flexible, ramp-to- volume production in <10 days High-mix complex technology production with standard delivery Industry-Leading Execution and Financial Results Strong Long-Term Outlook Technology High performance, technologically complex PCBs Advanced manufacturing processes & technology expertise Industry-leading average layer count of 20+ at Chippewa Falls facility

Customer & Market Overview Doug Soder - Executive Vice President

North American PCB Market Overview The $3.9 billion North American PCB market is highly fragmented Fragmented North American Market North American Market Share Analysis Source: FabFile Online 309 44 36 5 Total: 394 PCB Companies > $100mm $20 to $99mm $10 to $19mm $0 to $9mm TTM is the largest PCB company in North America Larger, well-capitalized players with focused strategies, significant scale and advanced technology capability are positioned to benefit from on-going industry consolidation North American industry capacity has declined significantly since 2000 Total number of PCB manufacturers reduced by approximately 50% Only 5 companies have over $100 million in sales Source: FabFile Online estimates Greater than $100M TTM Merix EIT DDi Sanmina-SCI

U.S. Aerospace/Defense PCB Market Source: Annual sales data from Harvey Miller FabFile 2008 1 Company: $100+ Million 15 Companies: $10 - $19 Million Total: 101 Aerospace / Defense Companies 26% of North American PCB Companies service the Aerospace / Defense market 77 Companies: Under $10 Million 8 Companies: $20 - $99 Million TTM is the clear leader in the fragmented U.S. defense market Top Players' Market Share TTM 22.7% DDi 5.5% Pioneer Circuits 4.2% FTG 3.8% EIT 3.4% Top 5 40% Top 10 51%

TTM Global Selling Force 153 Total Selling Assets 56 Direct Sales Personnel 43 Independent Manufacturing Rep Firms 46 Technical Sales Support Personnel 8 Design Services Personnel Structure Facilitates Global Focus on General & Strategic Customers Across All Lines of Business Regional Sales Teams OEM & EMS Strategic Account Management Teams 15 SAM Teams Focused BPA & Commercial PCB Business Development Product, Technology & Design Engineering Support Teams

Key Customers by End Market TTM serves approximately 900 active customers across a broad range of end-markets Networking / Communications Medical / Industrial / Instrumentation / Other Enterprise routers and switches Wireless base stations and cell phones Semiconductor technology for broadband communications Fiber optic transponders Industrial controls and power generation systems Insulin delivery systems 42% 12% Selected Key Customers Selected Applications Q1 '08 Sales Precision instruments for measurement and calibration Medical imaging systems Aerospace / Defense Defense and space systems Commercial & military aircraft controls 34% Radio and satellite communications for military and government In-flight entertainment systems Computing / Storage / Peripherals Mainframes, servers and storage systems DRAM and FLASH memory products targeted to OEM's Semiconductor technology across all end markets Embedded computing 12%

Networking & Communications Landscape Networking Low Cost Region High Cost Region Layer 2 Switching Layer 3 Switching Edge Routing Core Routing Communications Low Cost Region High Cost Region Cell Phones Handhelds Fiber to the Home Wire Line Infrastructure Optical Switching Triple Play Switching Wireless Infrastructure Optical Network Transport

Computing/Storage/Peripherals Landscape Computing/Storage/Peripherals Low Cost Region High Cost Region Super Computing High End Servers & Blades Consumer Products Low/Mid Range Storage Mainframe Computing PCs Desktop Computing Low/Mid Range Servers & Blades Computer Peripherals Silicon Validation

Medical/Industrial/Instrumentation Landscape Large and Disaggregated Customer Set Over 400 Active Customers in 2007 Average Annual Revenue Per Customer in 2007 was approximately $200K Only 4 Customers Exceeded Revenue of $1.0 Million in Q1 2008 TTM Competitive Strengths for these Customers Include: High-Mix / Low Volume; Quick-Turn; IPC Class III Product Applications: Medical MRI; Ultrasound; Dental X-ray; Diagnostics Equipment Industrial Electrical Power Control & Management; Power Supply Systems; Radio & Vision Systems Instrumentation Semiconductor Test Equipment; Weather Instrumentation; Laboratory Analysis

Long-Term Customer Relationships with Industry Leaders TTM maintains deep, long-term customer relationships with minimal concentration risk No customer accounted for more than 8% of 2007 revenues Average Top 10 Customer relationship: 19+ years

Operations Overview Shane Whiteside - Chief Operating Officer

PCB Manufacturing Overview #1 North American PCB Manufacturer Leader in U.S. aerospace/defense market Broadest offering of technology Market leader in quick-turn One stop solution for prototype through production Specialized facilities

Manufacturing Models Part Number "A" Volume Production High Mix / Low Volume QTA / Prototype Model Capital Utilization Setups/ Changeovers Human Capital Required Tooling Capacity Focus Volume High Low Low Low Materials Cost High Mix Medium High High Medium Fixed Cost Absorption QTA Low High High High On Time Delivery P/N P/N P/N P/N P/N P/N P/N P/N P/N

Printed Circuit Board Products Rigid-Flex PCBs High Density Interconnect (HDI) PCBs Backplane PCBs RF PCBs

Backplane Assembly Overview Leading Market Positions in North America and China Limited Competition with EMS Companies Product & Service Offering Includes: Backplane & Chassis Assemblies Rigid-Flex Assemblies System Design & Simulation Services Strategic Rationale Strengthens TTM Supplier Status with Key Global Customers Presents Significant Growth Opportunities in China Drives Internal PCB Demand Profitable Business with Opportunities for Margin Improvement

Backplane Assembly Products Bare Backplane Boards with Connectors Installed Assembled Backplanes Installed into Enclosures

PCB Technology Drivers Signal Speed Continued improvements in silicon drive higher signal speeds Component Density Package / System Size Environmental Increased processing power results in components with higher pin counts and smaller in size Demands for small, light-weight products drives smaller electronic packages Recent & evolving standards seek to reduce the amount of harmful materials used in electronic manufacturing Materials & methods must be developed to allow signals to maintain integrity as speeds increase >3 GHz High Density Interconnect (HDI) approaches to resolving the interconnection of the semiconductor and the printed circuit board Thinner rigid and flexible materials must be developed to reduce the overall thickness of the PCB Lead free assembly requires laminates that can withstand higher assembly temperatures INDUSTRY DRIVERS PCB TECHNOLOGY

Component Density Example 432 pin .50mm BGA 2007 515 pin .40mm BGA 2008 1.27mm BGA 1997 These components / packages are mounted to the PCBs we build

HDI Terminology Stacked Vias Microvia stacked on a buried via Stacked Microvias Microvia stacked on microvia Staggered Vias Microvia centerline offset (staggered) from buried via centerline Staggered Microvias Microvia centerlines offset (staggered) Via in Pad (VIP) Small vias drilled in the center of a microvia Microvia Buried Via Staggered Via Buried Via Through Hole Via In Pad Direct Bonding

Financials Steven Richards - Chief Financial Officer

Convert Overview Total $175 million @ 3.25% interest rate fixed for life $155 million base principal amount $20 million over-allotment (Closed on 5/20/08) Conversion premium set at $15.96, or 1.275 times 5/8/08 closing stock price of $12.52 Call spread overlay provides an effective conversion premium of 45 percent up or $18.15 No EPS dilution unless stock price exceeds $18.15 Classified as senior unsecured long-term debt Minimal covenants Non-callable for life In Q2 2008, one-time hedge unwind costs of $1.3M and amortization of debt costs of $1.7M related to the retired debt

Annual Sales 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 LTM 78.5 106.4 203.7 129 89 180.3 240.7 240.2 369.3 669.46 666.7 ($ Millions) Acquisition Advanced Circuits (12/26/02) Acquisition Power Circuits (7/14/99) Acquisition Tyco PCG (10/27/06)

Historical Revenue, EBITDA & Free Cash Flow ($ Millions) Revenue EBITDA and Free Cash Flow Note: Acquired Tyco PCG on 10/27/06. Find reconciliation to audited financials in Appendix

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q EBITDA 9.7 7.9 9.1 12.5 16.7 19.4 19 18.5 25.5 20.1 22.2 24.4 31 EBITDA Margin 0.164 0.138 0.15 0.198 0.229 0.254 0.251 0.128 0.144 0.124 0.136 0.145 0.178 2005 2006 Quarterly EBITDA and EBITDA Margin 2007 2008 Note: Find reconciliation to audited financials in Appendix

EBITDA Margin Benchmarking Relative to its peers, TTM has been more effective at managing through PCB business cycles

Quarterly Results ($ in Millions, except EPS) Note: Find reconciliation to audited financials in Appendix *Q2 guidance provided April 30, 2008 prior to TTM's convertible note offering on May 8, 2008

Historical Income Statement Note: Find reconciliation to audited financials in Appendix

Historical Balance Sheet

Kent Alder - Chief Executive Officer and President Summary

Summary Limited competition / high entry barriers Leading market positions in attractive segments Integrated manufacturing platform provides one- stop solution Largest player in North America with significant size and scale #1 in Quick-Turn PCB production and Aerospace & Defense PCB products Leadership positions for Advanced technology PCBs, Rigid-Flex and Backplane Assembly products Leading quick-turn platform involves TTM in new product introduction across diverse end markets Products/services support all stages of electronic product life cycle - engineering services, prototype through volume production Focused facility specialization strategy - speed, flexibility, technology Difficult business model to replicate Significant technology expertise, employee training and investment required Limited threat from Asian competition in quick-turn, high layer-count and defense markets Leading customers in diverse end markets Large and diversified customer base and end-markets Strong relationships with leading OEM and EMS customers Long-standing relationships with top customers Industry-leading financial performance Consistent history of strong revenue growth: 39% CAGR from 2003-07 Profitable business model across cycle; superior margins / operating metrics Strong balance sheet & proven history of consistent cash flow generation -- even during protracted downturn from 2001-02 Experienced management team with proven execution track record Seasoned management team led by CEO with 26 years of industry experience Focused strategy has provided growth / stability across cycles Successful M&A Track Record Proven ability to identify and integrate successful, accretive acquisitions Prior acquisitions have strengthened technology capabilities, expanded customer relationships, diversified end-market exposure and enhanced earnings

Appendix Non-GAAP supplemental information

Annual EBITDA and FCF reconciliation Note: This information provides a reconciliation of EBITA/EBITDA to the financial information in our consolidated statements of operations "EBITDA" means earnings before interest expense, income taxes, depreciation and amortization. "EBITA" means earnings before interest expense, income taxes and amortization. We present EBITDA / EBITA to enhance the understanding of our operating results. EBITDA / EBITA is a key measure we use to evaluate our operations. In addition, we provide our EBITDA / EBITA because we believe that investors and securities analysts will find EBITDA / EBITA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA / EBITA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.

Quarterly EBITDA and FCF reconciliation Note: This information provides a reconciliation of EBITA/EBITDA to the financial information in our consolidated statements of operations "EBITDA" means earnings before interest expense, income taxes, depreciation and amortization. "EBITA" means earnings before interest expense, income taxes and amortization. We present EBITDA / EBITA to enhance the understanding of our operating results. EBITDA / EBITA is a key measure we use to evaluate our operations. In addition, we provide our EBITDA / EBITA because we believe that investors and securities analysts will find EBITDA / EBITA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA / EBITA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.

TTM Technologies, Inc. 2008 Analyst Day The Roosevelt Hotel Thursday, May 22, 2008